COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

REMS Real Estate Income 50/50 Fund

Institutional Shares (Ticker: RREIX)

Platform Shares (Ticker: RREFX)

Z Shares (Ticker: RREZX)

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

(800) 673-0550

into the

REMS Real Estate Value-Opportunity Fund

Institutional Shares (Ticker: HLRRX)

Platform Shares (Ticker: HLPPX)

Z Shares (Ticker: HLZZX)

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

(800) 673-0550

Each a series of World Funds Trust

November 10, 2020

REMS REAL ESTATE INCOME 50/50 FUND

A SERIES OF WORLD FUNDS TRUST

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

November 10, 2020

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the REMS Real Estate Income 50/50 Fund (the “Target Fund”). The Special Meeting is scheduled for December 16, 2020 at 10:00 a.m., at the offices of the Target Fund’s transfer agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website vote.proxyonline.com (use your proxy control number on your proxy card to access information), and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of December 16, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, shareholders of the Target Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the REMS Real Estate Value-Opportunity Fund (the “Survivor Fund”). The Target Fund and the Survivor Fund are both series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund,” and together as the “Funds”. The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”. While the Funds’ investment objectives, principal investment strategies and investment policies are substantially similar, there are differences between the two, as further described in the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”).

Real Estate Management Services Group, LLC (the “Adviser”), the investment adviser to the Funds, recommended the reorganization of the Target Fund because the Adviser believes that it is in the best interests of each Fund’s shareholders if the Target Fund is combined with the Survivor Fund because (1) the Survivor Fund has a similar investment objective and similar real estate, yield-focused investment strategy using the same primary benchmark, the MSCI US REIT Index, as the Target Fund; (2) the same portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization; (3) the Adviser anticipates enhanced return opportunities will exist for investors in the Combined Fund as a result of the highly unusual pandemic market environment which has resulted in material discounted valuations for public real estate equities and resultant increased value and yield opportunities; (4) the Reorganization will allow Target Fund shareholders to remain invested without incurring any federal tax liability on account of the Reorganization; and (5) the gross expenses of the Target Fund are in excess of the Fund’s expense limit at current asset levels, which requires the Adviser to waive its management fee and reimburse expenses to the Target Fund to maintain the expense limit, and the Adviser believes this will likely continue in the current market environment. The assets of the Target Fund are not at the levels that the Adviser anticipated due to a number of factors, including market factors related to the COVID-19 global pandemic and its impact on investor interest in public real estate securities. Accordingly, the Adviser would be required to continue to subsidize the Target Fund to maintain its operations as currently structured, which the Adviser is not willing to do..

At a special meeting of the Board held on September 22, 2020, the Board approved the Reorganization subject to the approval of shareholders of the Target Fund. A discussion of the factors considered by the Board in approving the Reorganization is set forth in the Proxy Statement/Prospectus.

If the Reorganization is approved by shareholders, you will become a shareholder of the Survivor Fund on or around the date the Reorganization occurs. The Agreement and Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day the foregoing transfers are made. These transfers are expected to occur on or about December 18, 2020 (the “Closing Date”). Immediately after the close of business on the Closing Date, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund on the Closing Date will receive a number of shares of the Survivor Fund with the same aggregate value as the value of the shares the shareholder had in the Target Fund immediately before the Reorganization. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the class in the Survivor Fund with the same aggregate net asset value as the shares of the same class of the Target Fund you own immediately prior to the Reorganization.

Following the Reorganization, the Target Fund will be terminated and cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any redemption fees on redemptions prior to or in connection with the Reorganization; nor will any other shareholder fees be imposed on Target Fund shareholders in connection with the Reorganization.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The proposal is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received before December 16, 2020.

You can vote in one of four ways:

●By mail with the enclosed proxy card;

●By internet through the website listed in the proxy voting instructions;

●By telephone using the toll-free number listed in the proxy voting instructions; or

●In person at the special shareholder meeting on December 16, 2020.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert
President

REMS Real Estate Income 50/50 Fund
a series of
World Funds Trust

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on December 16, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the REMS Real Estate Income 50/50 Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the REMS Real Estate Income 50/50 Fund (the “Target Fund”) is scheduled for December 16, 2020 at 10:00 a.m. Eastern Time at the offices of the Target Fund’s transfer agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website vote.proxyonline.com and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of December 16, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, the Target Fund’s shareholders will be asked to vote on one proposal:

1.	To approve an Agreement and Plan of Reorganization by and between the Target Fund and the REMS Real Estate Value-Opportunity Fund (the “Survivor Fund”), providing for the reorganization of the Target Fund into the Survivor Fund (the “Reorganization”); and

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on October 21, 2020, are entitled to notice of, and to vote at, the Special Meeting and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot before December 16, 2020 so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Target Fund or by voting in person at the Special Meeting.

This Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders are available by calling (toll-free) 1-866-828-9088 or on the internet at https://vote.proxyonline.com/wft/docs/REMSRealEstate.pdf. You may access the Target Fund’s Prospectus and the Survivor Fund’s Prospectus at www.remsgroupfunds.com. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees

/s/ David A. Bogaert

David A. Bogaert
President

PROXY STATEMENT/PROSPECTUS
November 10, 2020

Special Meeting of Shareholders
of the REMS Real Estate Income 50/50 Fund
Scheduled for December 16, 2020

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:

REMS Real Estate Income 50/50 Fund

INSTITUTIONAL SHARES (Ticker: RREIX)

PLATFORM SHARES (Ticker: RREFX)

Z SHARES (Ticker: RREZX)

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

REMS Real Estate Value-Opportunity Fund

INSTITUTIONAL SHARES (Ticker: HLRRX)

PLATFORM SHARES (Ticker: HLPPX)

Z SHARES (Ticker: HLZZX)

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

(each an open-end investment company)

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to be held on December 16, 2020

The Proxy Statement/Prospectus explains what you should know before voting on the matter described herein or investing in the REMS Real Estate Value-Opportunity Fund. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMIEND THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about the REMS Real Estate Income 50/50 Fund (the “Target Fund”) and the REMS Real Estate Value-Opportunity Fund (the “Survivor Fund”) (collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information. More information about the Funds is available at the Funds’ website at www.remsgroupfunds.com.

Target Fund or Survivor Fund

By Phone:	(800) 673-0550

By Mail:	World Funds Trust c/o Commonwealth Fund Services, Inc. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235

The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated November 10, 2020 relating to this Proxy Statement/Prospectus

2.	The Prospectus and Statement of Additional Information dated May 1, 2020, each as supplemented from time to time, for the Target Fund and the Survivor Fund

3.	The Semi-Annual Report dated June 30, 2020 for the Target Fund and the Survivor Fund

4.	The Annual Report dated December 31, 2019 for the Target Fund and the Survivor Fund

These documents are on file with the SEC and available through its website at http://www.sec.gov (File Nos. 333-148723; 811-22172). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

This Proxy Statement/Prospectus will be mailed on or about November 11, 2020 to shareholders of record of the Target Fund as of October 21, 2020 (the “Record Date”).

QUESTIONS AND ANSWERS

We recommend that you read the complete Proxy Statement/Prospectus. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the REMS Real Estate Income 50/50 Fund (the “Target Fund”) into the REMS Real Estate Value-Opportunity Fund (the “Survivor Fund”) and of the information contained in this Proxy Statement/Prospectus. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”.

Q.	What is this document and why did we send it to you?

A.	This is a Proxy Statement/Prospectus that provides you with information about an agreement and plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of the World Funds Trust (the “Trust”). The Funds pursue substantially similar investment objectives and investment strategies. When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be liquidated and terminated as a series of the Trust. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Reorganization, and a more complete description of the Combined Fund.

You are receiving this Proxy Statement/Prospectus because you own shares of the Target Fund as of October 21, 2020. The Reorganization requires shareholder approval and, if approved, is expected to be effective, close of business, on December 18, 2020, or such other date as the parties may agree (the “Closing Date”).

Q.	Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	The Funds’ investment adviser (the “Adviser”) recommended the Reorganization to the Board. Based on that recommendation and other information considered, the Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund because shareholders of the Target Fund will have the opportunity to remain invested, without incurring any federal tax liability, in an open-end fund with a similar investment objective and real estate and yield-focused investment strategy, with the same portfolio managers. The assets of the Target Fund are not at the levels that the Adviser anticipated due to a number of factors, including market factors related to the COVID-19 global pandemic and its impact on investor interest in public real estate securities. The expenses of the Target Fund are in excess of the Fund’s expense limit at current asset levels and are believed by the Adviser to be unlikely to fall below that limit in the current market environment. Accordingly, the Adviser would be required to subsidize the Target Fund to continue its operations as currently structured, which the Adviser is not willing to do.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Combined Fund. As a result of the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares (including fractional shares, if any) of the Combined Fund of the same class as the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.	How do the Funds compare in size?

A.	As of June 30, 2020, the Target Fund’s net assets were approximately $34 million and the Survivor Fund’s net assets were approximately $42 million. If the Reorganization were completed on September 30, 2020, the combined net assets of the Survivor Fund would be approximately $76 million. The asset size of each Fund fluctuates on a daily basis, and the asset size of the Survivor Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of September 30, 2020.

Q.	How do the fee and expense structures of the Funds compare?

A.	The Survivor Fund’s management fee (0.90%) and limit on its annual operating expenses (1.00%) is higher than the management fee (0.45%) and operating expense limit (0.60%) of the Target Fund. In addition, Shareholder Services Plan expenses for the Platform Shares of the Combined Fund are projected to be 0.25% which is higher than those of the Target Fund (0.15%). The Funds’ investment adviser is obligated to continue to maintain the Target Fund’s expense limit at this level until April 30, 2031 and has indicated that it is not willing to continue subsidizing the Target Fund at its current net asset levels.

Q.	Who is eligible to vote?

A.	Shareholders holding an investment in shares of the Target Fund as of the close of business on October 21, 2020 (the “Record Date”), are eligible to vote at the Special Meeting or any adjournments or postponements thereof. Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote. AST Fund Solutions, LLC has been retained by the Trust to collect and tabulate shareholder votes.

Q.	How do I vote?

A.	You may submit your Proxy Ballot in one of four ways:

By Internet. Vote through the website listed in the proxy voting instructions.

By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope provided. If you are a joint owner, any one of you may sign the Proxy Ballot.

In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call toll-free at (800) 673-0550.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received prior to December 16, 2020. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote in person at the Special Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Special Meeting. For more details about shareholder voting, see the “General Information About the Proxy Statement/Prospectus” section of this Proxy Statement/Prospectus.

Should shareholders require additional information regarding the Special Meeting, they may contact (800) 673-0550.

Q.	What happens if the Proposal is not approved?

A.	If the Proposal is not approved by shareholders of the Target Fund or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including re-soliciting shareholders to approve the proposal or possibly the liquidation of the Target Fund.

Q.	When and where will the Special Meeting be held?

A.	The Special Meeting is scheduled to be held at the offices of the Funds’ transfer agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:00 a.m. Eastern Time on December 16, 2020. If the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call (800) 673-0550.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that shareholders vote “FOR” the Proposal.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about December 18, 2020, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	The costs of the Reorganization will be borne by the Survivor Fund. The costs of the Reorganization are expected to be approximately $60,000 and consist of legal and accounting fees, printing, shipping and proxy tabulation costs. The Survivor Fund will bear the costs of the Reorganization because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	It is expected that the Reorganization will not result in any federal tax liability to Target Fund shareholders.

Q.	Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of December 18, 2020 will be exchanged for shares of the Survivor Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization directly or indirectly.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Funds at (800) 673-0550 and/or also visit the Funds’ website at www.remsgroupfunds.com.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

SUMMARY OF THE PROPOSAL

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The investment objective of the Target Fund is to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities. The investment objective of the Survivor Fund is to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity real estate investment trusts (“REITs”), mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Real Estate Management Services Group, LLC (the “Adviser”) is the investment adviser to the Funds and will serve as the investment adviser to the Combined Fund. Edward W. Turville, Quentin Velleley, and John Webster are the portfolio managers of the Funds, and each of them will continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization

You should read this entire Proxy Statement/Prospectus and the Form of Agreement and Plan of Reorganization (the “Plan of Reorganization”), which is included in Appendix A. For more information about the Funds, please consult Appendix B.

On September 22, 2020, the Board, including the Independent Trustees, approved the Plan of Reorganization. Subject to shareholder approval, the Plan of Reorganization provides for:

●	the transfer of all of the assets of the Target Fund to the Survivor Fund in exchange solely for shares of beneficial interest of the Survivor Fund;

●	the assumption by the Survivor Fund of all the liabilities of the Target Fund;

●	the distribution of shares of the Survivor Fund to the shareholders of the Target Fund; and

●	the complete liquidation and dissolution of the Target Fund as a separate series of the Trust.

If shareholders approve the Reorganization, each owner of shares of the Target Fund would become a shareholder of the Survivor Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Target Fund will hold, immediately after the Closing Date, shares of the Survivor Fund having an aggregate value equal to the aggregate value of the shares of Target Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

●	each Fund is serviced by the same investment adviser, distributor, administrator, and transfer agent;

●	the Reorganization will not affect a shareholder’s right to purchase, redeem or exchange shares of the Funds;

●	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization; and

●	the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Target Fund nor its shareholders, and neither the Survivor Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Plan of Reorganization.

PROPOSAL – APPROVAL OF REORGANIZATION

Introduction

Shareholders of the Target Fund are being asked to approve a Plan of Reorganization, providing for the reorganization of the Target Fund into the Survivor Fund. If the Reorganization is approved, shareholders in the Target Fund will become shareholders in the Survivor Fund as of the close of business on the Closing Date.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders if the Target Fund is combined with the Survivor Fund because (1) the Survivor Fund has a substantially similar investment objective, substantially similar yield-focused investment strategies and uses the same primary benchmark, the MSCI US REIT Index as the Target Fund; (2) the Survivor Fund is managed by the same portfolio managers as the Target Fund; (3) the Adviser anticipates enhanced post-Reorganization return opportunities for investors will exist in the Combined Fund as a result of the highly unusual pandemic market environment which has resulted in material discounted valuations for public real estate equities and resultant increased value and yield opportunities; (4) it is expected to reduce operating expenses over time due to the spreading of fixed costs over a larger pool of assets; (5) the Reorganization will allow Target Fund shareholders to stay in an actively managed real estate focused fund without incurring any federal tax liability as a result of the Reorganization; and (6) the expenses of the Target Fund are in excess of the Fund’s expense limit at current asset levels, and are unlikely to fall below that limit in the current market environment. The assets of the Target Fund are not at the levels that the Adviser anticipated due to a number of factors, including market factors related to the COVID-19 global pandemic and its impact on investor interest in public real estate securities. Accordingly, the Adviser would be required to subsidize the Target Fund to continue its operations as currently structured, which the Adviser is not willing to do.

In approving the Plan of Reorganization, the Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and the Survivor Fund and that the interests of the Target Fund and the Survivor Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization and considered other alternatives to the Reorganization, including the outright liquidation of the Target Fund or engaging another investment adviser to manage the Target Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to Target Fund shareholders that would be avoided in the Reorganization. The Board also gave stronger weight to the Adviser’s recommendation to reorganize the Target Fund and noted that (1) shareholders not wishing to become part of the Survivor Fund could redeem or exchange their shares of the Target Fund at any time prior to the closing of the Reorganization without penalty and (2) that the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the same investment adviser and same portfolio managers. The Board considered and approved the Plan of Reorganization at a Board meeting held on September 22, 2020.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

●	After the Reorganization, shareholders will be invested in a Combined Fund with a similar investment objective and similar investment strategies, and that;

●	Both Funds invest primarily in publicly traded real estate securities and seek income as an important component to their investment objective and strategies;

●	The same portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization;

●	The Adviser anticipates enhanced return opportunities will exist for investors in the Combined Fund as a result of the highly unusual pandemic market environment which has resulted in material discounted valuations for public real estate equities and resultant increased value and yield opportunities;

●	The Combined Fund may achieve certain operating efficiencies in the future from its larger net asset size;

●	While the annual management fee of the Survivor Fund (0.90% of the Fund’s average daily net assets) is higher than the annual management fee of the Target Fund (0.45% of the Fund’s average daily net assets), the Survivor Fund is more actively managed than the Target Fund and therefore requires more resources of the Adviser;

●	The Target Fund was structured to compete with fixed-income oriented products that are traditionally priced much lower than more actively managed products like the Survivor Fund;

●	While the limit on the annual operating expenses of the Target Fund is lower than the limit on the annual operating expenses of the Survivor Fund, the Adviser has indicated that it is not willing to continue to subsidize the operating expenses of the Target Fund at the asset levels at which it is currently operating;

●	If the Adviser is unwilling to continue to subsidize the operating expenses of the Target Fund, Target Fund shareholders will benefit from an investment in the Combined Fund as the net operating expenses of the Combined Fund, which will be limited contractually until April 30, 2031 by the Adviser to 1.00% of the Fund’s average daily net assets (except for distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business), are lower than the gross operating expenses of the Target Fund (i.e., the expenses of the Target Fund shareholders would pay if the Adviser does not subsidize the Fund’s expenses);

●	Further, the Adviser has waived its entire management fee and reimbursed the Target Fund for other operating expenses for the nine months ended September 30, 2020 in order to maintain the Target Fund’s expense limit;

●	The Reorganization is not expected to result in any federal tax liability to shareholders;

●	The Adviser advised the Trust that the positions held by the Target Fund are not inconsistent with, and in many instances are very similar to, the positions held by the Survivor Fund and that any repositioning of assets would not be material to the Survivor Fund, but that such costs would be borne by the Survivor Fund after the Reorganization;

●	While the Survivor Fund will bear the costs of the Reorganization, the benefits to shareholders from the Survivor Fund’s larger asset base and the tax-free nature of the Reorganization will, in the longer term, benefit shareholders and outweigh the costs associated with the Reorganization; and

●	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. The Board further recommended that shareholders vote “For” the Reorganization.

Comparison of the Funds’ Investment Objectives

Both Funds seek growth of long-term capital and current income as part of their respective investment objectives and their principal investment strategies and risks are similar in many respects. While the Funds use different investment techniques and allocations at times, both Funds invest primarily in publicly traded real estate securities, are managed by the same portfolio managers and use the same primary benchmark, the MSCI US REIT Index. Both Funds’ investment objectives may be changed without shareholder approval and both Funds have committed to providing shareholders with 60 days advance notice of any change in investment objective.

The chart below compares the investment objectives of the Funds.

	Target Fund	Survivor Fund
Investment Objective	The Target Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.	The Survivor Fund seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Comparison of the Funds’ Fees and Expenses

As an investor, shareholders may pay fees and expenses to buy, hold and sell shares of the Funds. Shareholders may pay shareholder fees directly or indirectly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding each Class of shares of the Fund. As shown in the expense tables, the advisory fee and the ratio of Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (the “Annual Net Expense Ratio”) of the Survivor Fund are each higher than that of the Target Fund. The following tables show the fees and expenses of each Class of shares of each Fund based on actual expenses incurred by each Fund, fiscal year-to-date, as of August 31, 2020, as well as the pro forma fees and expenses for the Survivor Fund for its fiscal year ended December 31, 2020 assuming that the Reorganization occurs on January 1, 2021. The examples following the tables will help you compare the cost of investing in the Target Fund with the estimated cost of investing in the Combined Fund (based on the pro forma fees and expenses). Pro forma numbers are estimated in good faith and are hypothetical. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. The Funds’ Class Z Shares have not commenced operations as of the date of this Proxy Statement/Prospectus are therefore not included below.

Institutional Shares

Shareholder Transaction Fees (fees paid directly from your investment)	Target Fund Institutional Shares	Survivor Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.90%	0.90%
Distribution (12b-1) and/or Service Fees	None	None	None
Other Expenses
Borrowing Costs	None	None	None
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	None	None	None
Shareholder Services Plan	0.13%	0.10%	0.10%
Other Expenses	0.54%	0.51%	0.37%
Total Other Expenses	0.67%	0.61%	0.47%
Total Annual Fund Operating Expenses	1.12%	1.51%	1.37%
Less Fee Waivers and/or Expense Reimbursements	(0.52%)(1)	(0.51%)(2)	(0.37%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.60%(1)	1.00%(2)	1.00%(3)
(1)	The Adviser has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Target Fund do not exceed 0.60% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expenses on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the mutual consent of the parties. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Target Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(2)	The Adviser has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Survivor Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the mutual consent of the parties. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Survivor Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(3)	The Adviser has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Combined Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the mutual consent of the parties. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Combined Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Platform Shares

Shareholder Transaction Fees (fees paid directly from your investment)	Target Fund Platform Shares	Survivor Fund Platform Shares	Pro Forma Combined Fund Platform Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.90%	0.90%
Distribution (12b-1) and/or Service Fees	0.25%	0.25%	0.25%
Other Expenses
Borrowing Costs	None	None	None
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	None	None	None
Shareholder Services Plan	0.15%	0.25%	0.25%
Other Expenses	0.54%	0.51%	0.37%
Total Other Expenses	0.69%	0.76%	0.57%
Total Annual Fund Operating Expenses	1.39%	1.91%	1.72%
Less Fee Waivers and/or Expense Reimbursements	(0.54%)(1)	(0.66%)(2)	(0.47%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%(1)	1.25%(2)	1.25%(3)
(1)	The Adviser has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.60% of the Target Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expenses on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the mutual consent of the parties. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Target Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(2)	The Adviser has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Survivor Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the mutual consent of the parties. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Survivor Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(3)	The Adviser has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Combined Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the mutual consent of the parties. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Combined Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each of the numbers shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Shares

	1 year	3 years	5 years	10 years
Target Fund	$61	$192	$335	$750
Survivor Fund	$102	$318	$552	$1,225
Pro Forma — Combined Fund	$102	$318	$552	$1,225

Platform Shares

	1 year	3 years	5 years	10 years
Target Fund	$87	$271	$471	$1,049
Survivor Fund	$127	$397	$686	$1,511
Pro Forma — Combined Fund	$127	$397	$686	$1,511

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 19.70% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 40.00% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

The chart that follows compares the Funds, including their principal investment strategies. The Funds have similarities in their investment strategies, but they are not identical.

Similarities. Both Funds invest primarily in publicly traded real estate securities and have similar yield-focused investment strategies and use the same primary benchmark, the MSCI US REIT Index. In addition, both Funds seek income as an important component to their investment objective and strategies. Both Funds are managed by the same investment adviser and portfolio managers and are each actively traded, diversified series of the Trust. The Funds have similar portfolio exposures from a real estate classification and risk perspective.

Differences. A primary difference between the Funds is the Target Fund holds a larger percentage of its assets in REIT preferred stocks than the Survivor Fund. However, following the Reorganization, it is anticipated that the Survivor Fund will retain some of the Target Fund’s REIT preferred stock positions thereby increasing the Survivor Fund’s holdings in REIT preferred stocks. The Survivor Fund is more heavily weighted to the Housing sector, because investments in this sector generally do not pay a dividend and therefore are not as suitable for the Target Fund. In addition, the Survivor Fund is more actively managed than the Target Fund due in part to the Target Fund’s larger position in REIT preferred stocks which tend to be held in a Fund’s portfolio for a longer term compared to other Fund holdings. The execution of the Survivor Fund’s strategy is more research and management intensive.

	REMS Real Estate Income 50/50 Fund (Target Fund)	REMS Real Estate Value-Opportunity Fund (Survivor Fund)
Form of Organization	A diversified series of World Funds Trust, an open-end investment management company organized as a Delaware Statutory trust.	Same
Net Assets as of June 30, 2020	$33,833,395	$41,938,390
Investment Adviser and Portfolio Managers

Investment Adviser:

Real Estate Management Services Group, LLC

Portfolio Managers:

Edward W. Turville, CFA, Managing Director

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer

John Webster, President

Same
Investment Objective	The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.	The Fund seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

	REMS Real Estate Income 50/50 Fund (Target Fund)	REMS Real Estate Value-Opportunity Fund (Survivor Fund)
Principal Investment Strategies	The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth. The Fund will pursue its income strategy through a portfolio target of 50% real estate preferred securities and 50% real estate common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer-term potential for growth in asset value. The Adviser may shift the allocation between a minimum of 25% of either real estate common or preferred equities up to a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Fund’s objectives. This strategy often leads to investment in smaller capitalization companies (under $1B).

The Fund’s investment objective is pursued through a “Value, Yield-Advantage” strategy (as described in more detail below) through investment in public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy often leads to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) and other real estate companies. The Fund does not invest in real estate directly.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. Equity securities can consist of shares of REITs, and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs and real estate operating companies. The Fund does not invest in real estate directly.

	REMS Real Estate Income 50/50 Fund (Target Fund)	REMS Real Estate Value-Opportunity Fund (Survivor Fund)
Principal Investment Strategies

In selecting Fund investments, the Adviser applies a proprietary real estate valuation model that is intended to identify companies whose underlying real estate assets trade at a discount to comparable private market valuations. The proprietary real estate valuation model is combined with in-depth industry and company specific research to narrow the investment options for the Fund. The Adviser under normal conditions seeks to invest Fund assets in income producing securities issued by real estate companies, consisting primarily of REITs, as well as investing in REIT preferred securities. The portfolio of securities in which the Fund invests will normally diversify across a broad range of geographic regions, property types and tenants.

The portfolio generally will consist of securities of U.S. issuers. The real estate common equity securities generally will be of issuers considered by the Adviser to be undervalued and to have dividend yields greater than the MSCI US REIT equity index. In addition to attractive underlying real estate valuation, the Adviser will seek company fundamentals that may produce dividend increases over time.

The Value, Yield-Advantage strategy seeks to invest in companies that in the Adviser’s view have (i) underlying real estate assets that are trading at a discount to the private market value of such assets and (ii) have an above-average dividend yield or strong free cash flow. The Adviser uses a proprietary valuation model screens its universe of real estate securities for a number of valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company -specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings, which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally be U.S. issuers that are considered by the Adviser to be undervalued relative to the value of the underlying real estate and have above average yield or strong free cash flow.

Principal Investment Strategies

When the Fund invests in preferred REIT securities and REIT debt securities it will typically focus on investment grade securities. These securities will be selected by the Adviser based on fundamental research on the issuer, the issuer’s corporate and capital structure, and the placement of the preferred or debt securities within that structure. In selecting investments in preferred or fixed income securities, the Adviser will seek attractive dividend yields combined with fixed charge and dividend coverage adequate to cover those obligations.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may take short positions in the Fund totaling up to 30% of the Fund’s total assets. The Adviser is most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, the investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds when appropriate.

	REMS Real Estate Income 50/50 Fund (Target Fund)	REMS Real Estate Value-Opportunity Fund (Survivor Fund)
The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long biased, which means that on a net basis that it will have more exposure to long positions in its portfolio than short positions.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Temporary Defensive Positions	Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, each Fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund’s principal investment strategies. If a Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Funds include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by a Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Funds may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities (“bonds”) pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.	Same.

	REMS Real Estate Income 50/50 Fund (Target Fund)	REMS Real Estate Value-Opportunity Fund (Survivor Fund)
Buying Shares	You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers or banks who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor.	Same.
Exchange Privilege

To the extent that the Adviser manages other Funds in the Trust, you may exchange all or a portion of your shares in the Funds for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. As of the date of this Prospectus, the Adviser manages four Funds in the Trust.

Note that Institutional Shares and Platform Shares of a Fund may be exchanged into Z Shares of that Fund or another Fund so long as the eligibility requirements of Z Shares are met.

Same.
Selling Shares	You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.	Same.

Comparison of the Funds’ Principal Risks

The following tables set forth information on the principal risks of investing in the Funds. The first table lists each principal risk that is shared by both Funds. The Funds’ description of these principal risks, as set forth in their current prospectus, may vary slightly but are not materially different. The description of the principal risks set forth below is that of the Survivor Fund. The second table lists the principal risks that are unique to each Fund.

Description of the Principal Risk – Survivor Fund
Principal Risks Shared by Both Funds

The Funds expect to invest primarily in common stocks and other equity securities (including preferred securities) issued by real estate companies. The main risk is that the value of the stocks the Funds hold might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the Funds is not guaranteed, and you may lose money by investing in the Funds. The Funds are not a complete investment program. The Funds have been designed to provide exposure to securities of real estate companies and are typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. The risks associated with an investment in the Funds include:

Real Estate Market Risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; lost rents due to pandemics or other public health crises; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values; and the appeal of properties to tenants and changes in interest rates.

Real Estate Companies. For purposes of the Funds’ investment policies, a company is considered to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

REITs. The Funds may invest in shares of REITs. A REIT is a separately managed trust that makes investments in various real estate assets. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and each Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

●     Types of REITs. REITs can generally be classified as equity REITs and mortgage REITs.

●     Equity REITs. Equity REITs are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

●     Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Real Estate Operating Companies. The Funds may invest in real estate operating companies (“REOCs”), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and would not retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

Real Estate Exposed Companies and Other Securities. The Funds may invest in companies whose primary business is not real estate, but where the majority of the companies’ assets or cash flows are real estate related. While the Fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, and securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Adviser’s investment decision than in the case of other debt securities. The Adviser may also invest in ETFs related to the real estate industry.

REIT Risk. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. If a REIT fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate rates. This could result in a discontinuation or substantial reduction in dividends to the REIT stockholders. Moreover, unless entitled to relief under certain statutory provisions, it could also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost.

Investment in Smaller Companies Risk. The Funds may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Those shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Warrants and Rights Risk. Stock rights are instruments issued by companies to provide current shareholders with the opportunity to preserve their fraction of corporate ownership. Warrants are long-term instruments that also allow shareholders to purchase additional shares of stock at a discounted price, but they are typically issued with an exercise price above the current market price. As with other types of options, the stock’s market price could fall below the exercise price, at which point the rights or warrants would become worthless. Rights and warrants also become worthless upon expiration regardless of where the underlying stock is trading. The values for stock rights and warrants are determined in much the same way as for market options. They have both intrinsic value, which is equal to the difference between the market and exercise prices of the stock, and time value, which is based on the stock’s potential to rise in price before the expiration date. Both types of securities lose their intrinsic value if the market price of the stock drops below their exercise or subscription price.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Leverage Risk. The amount of borrowings, and the rates at which the Funds can borrow in particular, will affect the performance of the Funds. To the extent leveraging is permitted for a particular Fund, leveraging exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the NAV of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the Fund’s return would be lower than if leverage had not been used.

A Fund could lose more than the amount it invests. Any borrowing will be done pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Funds at any time, without penalty. If the securities pledged to a Fund’s lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of a Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. A Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Index Non-Correlation Risk. The Funds do not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Funds’ investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Funds will deviate from that of any particular indices.

Preferred Securities Risk. The Funds may invest in preferred securities. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Credit Risk. Credit risk is the risk that the issuer of a bond or other security will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company’s obligation to comply with financial covenants (such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations) may restrict a company’s range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Concentration Risk. The Funds will concentrate their investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Funds will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market and Related Risk.”

Investment Style Risk. The Funds pursue a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Stock Market and Debt Securities Risks. The Funds may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Funds’ investments and the Funds’ value may be impaired as a result. Any suspension of trading in markets in which the Funds invest will have an impact on the Funds and their investments and will impact the Funds’ ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with certainty. In the past, governmental and quasi-governmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Funds’ investments.

The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers rely and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

Illiquid and Restricted Securities. Although the Funds do not generally invest in illiquid securities, investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investor or may require registration under federal securities laws before they can be sold publicly. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

	REMS Real Estate Income 50/50 Fund (Target Fund)	REMS Real Estate Value-Opportunity Fund (Survivor Fund)
Principal Risks Unique to Each Fund

Non-Investment Grade Debt Security (Junk Bond) Investing Risk. Should the Fund invest in non-investment grade debt securities (junk bonds) the Fund would be exposed to greater credit risk than funds that do not invest in such securities. Non-investment grade (junk) bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Short Sales Risk. The Fund may engage in short sales. To effect a short sale, the Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver that security by purchasing it at the market price. A short sale position may be taken if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. In addition, short positions may be taken if, in the opinion of the Adviser, such positions will reduce the risk inherent in taking or holding long positions. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will normally be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

Comparison of the Funds’ Performance

The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in the performance of each Fund’s share classes from year to year. The table below shows how the average annual total returns of each Fund’s share classes compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Funds. Past performance (before and after taxes) of the Funds is no guarantee of how they will perform in the future. Updated performance information for each Fund is available at no cost by calling 1-800-673-0550 or at www.remsgroupfunds.com.

Target Fund

The Target Fund began operations on October 15, 1997 as the CSI Equity Fund (the “CSI Fund”). On April 4, 2011, the CSI Fund’s investment objective and policies were changed. As such, performance information prior to that time is not shown.

The Target Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust, on August 15, 2014. The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll free (800) 673-0550 or at www.remsgroupfunds.com.

The following bar chart shows the annual returns for the Institutional Shares of the Target Fund for each full calendar year since its inception. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

During the periods shown, the highest quarterly return was 15.49% (quarter ended March 31, 2019) and the lowest quarterly return was -9.05% (quarter ended December 31, 2018).

Average Annual Returns for Periods Ended December 31, 2019

The table below shows how average annual total returns of the Target Fund’s Institutional and Platform Shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ. The Target Fund’s Class Z Shares have not commenced operations as of the date of this Proxy Statement/Prospectus are therefore not included below.

Return Before Taxes	One Year	Five Years	Since Inception (4/4/2011)
Institutional Shares	26.85%	6.04%	7.97%
Platform Shares	26.55%	5.77%	7.65%

Return After Taxes – Institutional Shares	One Year	Five Years	Since Inception (4/4/2011)
Return After-Taxes on Distributions	24.66%	3.20%	5.25%
Return After-Taxes on Distributions and Sale of Fund Shares	16.81%	3.58%	5.19%
MSCI US REIT Index* (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	9.75%
NAREIT Equity Index* (reflects no deduction for fees, expenses or taxes)	26.00%	7.21%	9.82%

*Effective February 25, 2020, the Target Fund is using a new benchmark index, the MSCI US REIT Index. The Target Fund changed its benchmark because it is no longer cost-effective to continue to use the NAREIT Equity Index. Under the 1940 Act and its rules, the Target Fund must include in its prospectus and shareholder reports the NAREIT Equity Index’s performance for one year from the date of the change.

Survivor Fund

The bar chart and table below provide some indication of the risks of investing in the Survivor Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Survivor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.remsgroupfunds.com or by calling toll-free (800) 673-0550.

The Survivor Fund acquired the assets and assumed the historical performance of another mutual fund (the “Predecessor Fund”) on November 25, 2005. The performance shown in the table for periods between that date and December 16, 2002 is the performance of the Predecessor Fund. On December 16, 2002, the Predecessor Fund acquired the assets of an unregistered, similarly managed investment company (the “Partnership”). Performance prior to that date is that of the Partnership. The Partnership was not subject to the same investment and tax restrictions as the Predecessor Fund or the Survivor Fund; if it had been, the Partnership’s performance may have been lower. Additionally, on August 15, 2014, the Survivor Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the Trust, a Delaware statutory trust (the “WFI Reorganization”). The performance information shown below is based upon the average total returns of the Survivor Fund (which, as noted above, includes the performance of the Survivor Fund prior to the WFI Reorganization). The performance information below is intended to serve as an illustration of the variability of the Survivor Fund’s returns. The Survivor Fund’s fee and expense structure prior to the WFI Reorganization was different and could have impacted results.

The following bar chart shows the annual returns for the Institutional Shares of the Survivor Fund for the previous ten calendar years. The performance of the Survivor Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

During the periods shown, the highest quarterly return was 16.52% (quarter ended December 31, 2011) and the lowest quarterly return was -20.78% (quarter ended September 30, 2011).

Average Annual Returns for Periods Ended December 31, 2019

The table below shows how average annual total returns of the Survivor Fund compared to those of the Survivor Fund’s benchmark, a broad measure of market performance. The table also presents the impact of taxes on the Survivor Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Survivor Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Because the Partnership was not a regulated investment company and, therefore, did not distribute current or accumulated earnings and profits, after-tax returns are not included for the period of the Partnership’s operations (December 1, 1999 to December 16, 2002). The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ. The Survivor Fund’s Class Z Shares have not commenced operations as of the date of this Proxy Statement/Prospectus are therefore not included below.

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception as a Mutual Fund	Since Inception of the Partnership
Institutional Shares	31.75%	4.09%	10.80%	9.50% (12/16/02)	10.69% (12/1/99)
Platform Shares	31.53%	3.83%	10.53%	10.46% (12/22/09)	N/A
Return After Taxes – Institutional Shares	One Year	Five Years	Ten Years	Since Inception as a Mutual Fund (12/16/02)	Since Inception of the Partnership (12/1/1999)
Return After-Taxes on Distributions	30.45%	1.49%	8.77%	7.10%	N/A
Return After-Taxes on Distributions and Sale of Fund Shares	19.92%	2.36%	8.34%	7.01%	N/A
MSCI US REIT Index* (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	11.93%	10.74%	11.53%
NAREIT Equity Index* (reflects no deduction for fees, expenses or taxes)	26.00%	7.21%	11.94%	10.67%	11.29%

*Effective February 25, 2020, the Survivor Fund began using a new benchmark index, the MSCI US REIT Index. The Survivor Fund changed its benchmark because it is no longer cost-effective to continue to use the NAREIT Equity Index. Under the 1940 Act and its rules, the Survivor Fund must include in its prospectus and shareholder reports the NAREIT Equity Index’s performance for one year from the date of the change.

Management of the Funds

Real Estate Management Services Group, LLC (the “Adviser”), a Florida limited liability corporation organized in May 2002, serves as the investment adviser for each Fund pursuant to an investment advisory agreement with the Trust. The principal office of the Adviser is 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. Prior to its formation as an independent adviser, the Adviser operated as a division of Beach Investment Counsel (“BIC”) from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the Adviser. As of June 30, 2020, the Adviser had approximately $240.7 million in discretionary assets under management and $107.4 million in assets under advisement.

With regard to the Survivor Fund, the Adviser also served as the investment adviser to the Partnership and the Predecessor Fund prior to its reorganization into the World Funds Trust. With regard to the Target Fund, the Predecessor Fund began operations on October 15, 1997 as the CSI Equity Fund, (the “CSI Fund”), advised by CSI Capital Management, LLC (the “Predecessor Adviser”) under a different investment objective. On April 4, 2011, the shareholders of the Predecessor Fund approved a new investment advisory agreement relating to the Predecessor Fund and the Adviser and the Target Fund’s investment objective and policies were changed as reflected herein.

The Adviser, subject to the general supervision of the Board, manages the Funds in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.90% and 0.45% of the average daily net assets of the Survivor Fund and the Target Fund, respectively. For the fiscal year ended December 31, 2019, the Adviser received investment advisory fees from the Survivor Fund and the Target Fund at the annual rate of 0.90% and 0.45%, respectively, of each Fund’s average daily net assets.

In the interest of limiting the expenses of each of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or reduce its fees and reimburse expenses so that the ratio of total annual operating expenses will not exceed 1.00% and 0.60% of the average daily net assets of the Survivor Fund and the Target Fund, respectively, until April 30, 2031. Prior to May 1, 2019, the Adviser had agreed to waive or reduce its fees and reimburse expenses so that the ratio of total annual operating expenses would not exceed 1.25% and 0.70% of the average daily net assets of the Survivor Fund and the Target Fund, respectively. These limits do not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the applicable Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

A discussion regarding the basis for the Board’s approval of each Fund’s Advisory Agreement with Real Estate Management Services Group, LLC is available in the Funds’ annual report to shareholders dated December 31, 2019.

Portfolio Managers.

Edward W. Turville, CFA, has served as a Portfolio Manager to each Fund since its inception. He co-founded the Advisor in 2002 and serves as Managing Director.

John Webster has served as a Portfolio Manager to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund since January 2015.

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund since May 2019. Previously, Mr. Velleley was a Director for Citigroup Global Markets where he was a senior member of the global real estate equity research team since 2005. Earlier in his career Mr. Velleley gained experience in commercial real estate corporate finance and consulting.

Comparison of Sales Load, Distribution and Shareholder Servicing Agreements

The sales loads, distribution and shareholder servicing arrangements, and valuation policies and procedures of each of the Funds are identical. Information on the sales load, distribution and shareholder servicing arrangements, and valuation policies and procedures can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures of each of the Funds are substantially similar. Information on the purchase, redemption and exchange policies and procedures can be found in Appendix B to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is December 31. The financial highlights of the Target Fund and the Survivor Fund are included with this Proxy Statement/Prospectus as Appendix C.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended December 31, 2019, which has been audited by Tait, Weller and Baker LLP, the Funds’ registered independent public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended June 30, 2020, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Proxy Statement/Prospectus.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Appendix A.

The Plan of Reorganization provides that all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange solely for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date (as defined in Appendix A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly on the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. If, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true, the Trust shall not be required to consummate the transactions contemplated by the Plan of Reorganization. The Plan of Reorganization may be terminated and the transactions contemplated thereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Survivor Fund or the Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable. The Plan of Reorganization may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Survivor Fund or the Target Fund.

Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information. They observed that the two Funds had similar investment objectives and fundamental investment policies. They noted that the cost of the proposed Reorganization would be paid by the Survivor Fund, and that Practus, LLP indicated that the Reorganization would not result in a taxable event for shareholders. The Trustees discussed the Adviser’s rationale for proposing the Reorganization, noting that the Adviser indicated that it was no longer willing to continue subsidizing the expenses of the Target Fund at its current asset levels. After further discussion, the Board concluded that the Reorganization was in the best interests of each Fund, as well as each Fund’s shareholders, and that each Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If so, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received will be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of its fiscal year end, December 31, 2019, and as of June 30, 2020, the Target Fund had a capital loss carryforward of $202,344 which can be carried forward indefinitely and will retain the character of short-term. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code. The final amount of unutilized capital loss carryforward for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, any capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund.

Expenses of the Reorganization

The costs of the Reorganization are expected to be approximately $60,000. These costs will be borne by the Survivor Fund because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Target Fund and the Survivor Fund will be passed on by the law firm of Practus LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211.

Experts

The financial statements and financial highlights of the Target Fund and the Survivor Fund, each a series of the Trust, are incorporated in this Proxy Statement/Prospectus by reference from the Annual Report on Form N-CSR of World Funds Trust for the fiscal year ended December 31, 2019 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Board Recommendation

Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of the Funds and their shareholders. In addition, the Board determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the Reorganization and voted to recommend to shareholders that they approve the Reorganization. The Board is therefore recommending that the Target Fund’s shareholders vote “FOR” the Reorganization.

Required Vote

Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote.

If shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue to be managed by the Adviser as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

OTHER INFORMATION

Capitalization. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2020 and on a pro forma basis as of June 30, 2020, giving effect to the Reorganization.

Capitalization as of June 30, 2020

	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund Institutional Class	$31,864,857	3,187,509	$10.00
Target Fund Platform Class	$1,968,538	199,503	$9.87

Survivor Fund Institutional Class	$37,072,342	3,491,643	$10.62
Survivor Fund Platform Class	$4,866,048	462,798	$10.51

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization:
Survivor Fund Institutional Class	$(53,038)	3,491,643	$(0.02)
Survivor Fund Platform Class	$(6,962)	462,798	$(0.02)

Target Fund Institutional Class	$—	3,187,509	$—
Target Fund Platform Class	$—	199,503	$—

Pro Forma Share Adjustment
Institutional Class		(192,885)
Investor Class		(12,670)

Pro Forma - Survivor Fund
Survivor Fund Institutional Class	$68,884,161	6,486,267	$10.62
Survivor Fund Platform Class	$6,827,624	649,631	$10.51

The capitalization of the Target Fund, and consequently the pro forma capitalization of the Survivor Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Funds prior to completion of the Reorganization.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Quorum and Required Vote. Fifty percent (50%) of the outstanding shares of the Target Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Target Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Target Fund, whichever is less. Abstentions of broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be considered at this Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (800) 673-0550, write to us at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or visit www.remsgroupfunds.com.

Proxy Solicitation Costs. The estimated costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Survivor Fund. The estimated cost of solicitation is not expected to exceed $20,000.

The Trust has engaged AST Fund Solutions, LLC (“AST”) to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling (800) 673-0550.

Outstanding Shares. The shares outstanding of the Target Fund as of October 21, 2020 are: 2,834,853.

Beneficial Ownership. Appendix D sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Target Fund as of the Record Date.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PROXY CARD

REMS Group
REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (866) 828-9088 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

REMS REAL ESTATE INCOME 50/50 FUND

A SERIES OF WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2020

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of the REMS Real Estate Income 50/50 Fund (the "Target Fund") that the undersigned is entitled to vote at the special meeting of shareholders (the "Special Meeting"), to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on December 16, 2020 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free **(866) 828-9088**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2020. The proxy statement for this meeting is available at:
https://vote.proxyonline.com/wft/docs/REMSRealEstate.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

REMS REAL ESTATE INCOME 50/50 FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of World Funds Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF WORLD FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization by and between the REMS Real Estate Income 50/50 Fund (the "Target Fund") and the REMS Real Estate Value-Opportunity Fund (the "Survivor Fund"), providing for the reorganization of the Target Fund into the Survivor Fund (the "Reorganization");	O	O	O
2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.			

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of October 1, 2020, by and among World Funds Trust, a Delaware statutory trust with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on behalf of its series, REMS Real Estate Value-Opportunity Fund (the “Survivor Fund”) and REMS Real Estate Income 50/50 Fund (the “Target Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Target Fund to the Survivor Fund in exchange solely for shares of beneficial interest of the Survivor Fund (the “Survivor Fund Shares”), the assumption by the Survivor Fund of the liabilities of the Target Fund described in paragraph 1.3, and the distribution of the Survivor Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Target Fund and the Survivor Fund are series of open-end, registered investment companies of the management type and the Target Fund owns securities which generally are assets of the character in which the Survivor Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Survivor Fund has determined that the exchange of all of the assets of the Target Fund for Survivor Fund Shares and the assumption of the liabilities of the Target Fund, as described in paragraphs 1.2 and 1.3 herein, by the Survivor Fund are in the best interests of the Survivor Fund and its shareholders and that the interests of the existing shareholders of the Survivor Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Target Fund has determined that the exchange of all of the assets of the Target Fund for Survivor Fund Shares and the assumption of the liabilities of the Target Fund by the Survivor Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE SURVIVOR FUND IN EXCHANGE FOR THE SURVIVOR FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF THE TARGET FUND

1.1. Subject to the requisite approval of the Target Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the Target Fund’s assets, as set forth in paragraph 1.2, to the Survivor Fund, and the Survivor Fund agrees in exchange therefor: (i) to deliver to the Target Fund the number of full and fractional Survivor Fund Shares determined by dividing the value of the Target Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Survivor Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Survivor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Target Fund will endeavor to discharge all its liabilities and obligations prior to the Closing Date. The Survivor Fund shall assume all the liabilities of the Target Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within the class, the Survivor Fund Shares of the class received by the Target Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Target Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Target Fund’s shares, by the transfer of the Survivor Fund Shares then credited to the account of the Target Fund on the books of the Survivor Fund to open accounts on the share records of the Survivor Fund in the names of the shareholders of record of the class of the Target Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Target Fund Shareholders”). The aggregate net asset value of Survivor Fund Shares to be so credited to shareholders of shares of the Target Fund shall, with respect to each class, be equal to the aggregate net asset value of the Target Fund of such class owned by such shareholders on the Closing Date. All issued and outstanding Target Fund shares will simultaneously be canceled on the books of the Target Fund, although share certificates representing interests in shares of the Target Fund will represent a number of shares of the class of Survivor Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Survivor Fund shall not issue certificates representing the Survivor Fund Shares in connection with such exchange.

1.5. Ownership of Survivor Fund Shares will be shown on the books of the Survivor Fund’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Target Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Survivor Fund, and valuation procedures established by the Survivor Fund’s Board of Trustees.

2.2. The net asset value of Survivor Fund Shares shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Survivor Fund’s then-current prospectus and statement of additional and valuation procedures established by the Survivor Fund’s Board of Trustees.

2.3. The number of the Survivor Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets shall be determined with respect to each class by dividing the value of the net assets with respect to such class’ shares of the Target Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Survivor Fund Shares of the class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Target Fund’s designated record keeping agent and shall be subject to review by Survivor Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be December 18, 2020 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Survivor Fund or at such other time and/or place as the parties may agree.

3.2. The Target Fund shall direct UMB Bank, N.A., as custodian for the Target Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Survivor Fund within two business days prior to or on the Closing Date. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Survivor Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Survivor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Target Fund’s Assets are deposited, the Target Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Target Fund shall direct Commonwealth Fund Services, Inc. (the “Transfer Agent”), on behalf of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund shareholders and the number and percentage ownership of outstanding shares owned by such shareholder immediately prior to the Closing. The Survivor Fund shall issue and deliver a confirmation evidencing the Survivor Fund Shares to be credited on the Closing Date to the Secretary of the Target Fund, or provide evidence satisfactory to the Target Fund that such Survivor Fund Shares have been credited to the Target Fund’s account on the books of the Survivor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Survivor Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Target Fund or the Board of Trustees of the Survivor Fund, accurate appraisal of the value of the net assets of the Survivor Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Survivor Fund in a written instrument executed by an officer of the World Funds Trust, the World Funds Trust, on behalf of the Target Fund, represents and warrants as follows:

(a) The Target Fund is duly organized as a series of the World Funds Trust, which is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under the World Funds Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The World Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Survivor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Survivor Fund;

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the World Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the World Funds Trust, on behalf of the Target Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the World Funds Trust, on behalf of the Target Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Target Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by World Funds Trust, on behalf of the Survivor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The World Funds Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at December 31, 2019, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Survivor Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since December 31, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Survivor Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by shareholders of the Target Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are, or will be, correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the World Funds Trust, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the World Funds Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Target Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Survivor Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Target Fund in a written instrument executed by an officer of the World Funds Trust, the World Funds Trust, on behalf of the Survivor Fund, represents and warrants to the Trust as follows:

(a) The Survivor Fund is duly organized as a series of the World Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the World Funds Trust’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) World Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Survivor Fund under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Survivor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Survivor Fund and each prospectus and statement of additional information of the Survivor Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Survivor Fund will have good and marketable title to the Survivor Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Survivor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the World Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Funds Trust, on behalf of the Survivor Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Survivor Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by World Funds Trust, on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against World Funds Trust, on behalf of the Survivor Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. World Funds Trust, on behalf of the Survivor Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Survivor Fund at December 31, 2019, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) present fairly, and in all materials respects, the financial condition of the Survivor Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Survivor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since December 31, 2019, there has not been any material adverse change in the Survivor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Survivor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Survivor Fund due to declines in market values of securities in the Survivor Fund’s portfolio, the discharge of Survivor Fund liabilities, or the redemption of Survivor Fund Shares by shareholders of the Survivor Fund, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Survivor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Survivor Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Survivor Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Survivor Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Survivor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Survivor Fund, as provided in paragraph 3.3. The Survivor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Survivor Fund Shares, nor is there outstanding any security convertible into any Survivor Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of World Funds Trust, on behalf of the Survivor Fund, and this Agreement will constitute a valid and binding obligation of the Survivor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Survivor Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Survivor Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by World Funds Trust, on behalf of the Survivor Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Survivor Fund, the Registration Statement relating to the Survivor Fund Shares issuable hereunder, and the proxy materials with respect to the Target Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Survivor Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Survivor Fund will, within a commercially reasonable amount of time, inform the Target Fund.

5. COVENANTS OF THE SURVIVOR FUND AND THE TARGET FUND

5.1. The Survivor Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Target Fund will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Target Fund covenants that the Survivor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Target Fund will assist the Survivor Fund in obtaining such information as the Survivor Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. Subject to the provisions of this Agreement, the Survivor Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Target Fund will provide the Survivor Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Survivor Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Target Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Survivor Fund Shares received at the Closing.

5.8. The Survivor Fund and the Target Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The World Funds Trust, on behalf of the Target Fund, covenants that the World Funds Trust will, from time to time, as and when reasonably requested by the Survivor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as World Funds Trust, on behalf of the Survivor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the World Funds Trust, on behalf of the Target Fund’s, title to and possession of the Survivor Fund Shares to be delivered hereunder, and (b) World Funds Trust’s, on behalf of the Survivor Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Survivor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of World Funds Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the World Funds Trust’s election, to the performance by World Funds Trust, on behalf of the Survivor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of World Funds Trust, on behalf of the Survivor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. World Funds Trust, on behalf of the Survivor Fund shall have delivered to the World Funds Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the World Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of World Funds Trust, on behalf of the Survivor Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the World Funds Trust shall reasonably request;

6.3. World Funds Trust, on behalf of the Survivor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by World Funds Trust, on behalf of the Survivor Fund, on or before the Closing Date; and

6.4. The Target Fund and the Survivor Fund shall have agreed on the number of full and fractional Survivor Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVOR FUND

The obligations of World Funds Trust, on behalf of the Survivor Fund, to complete the transactions provided for herein shall be subject, at the World Funds Trust’s election, to the performance by the World Funds Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the World Funds Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The World Funds Trust, on behalf of the Target Fund shall have delivered to World Funds Trust, on behalf of the Survivor Fund, a statement of the Target Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the World Funds Trust;

7.3. The World Funds Trust, on behalf of the Target Fund shall have delivered to World Funds Trust, on behalf of the Survivor Fund, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to World Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of the World Funds Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Funds Trust shall reasonably request;

7.4. The World Funds Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the World Funds Trust, on behalf of the Target Fund, on or before the Closing Date;

7.5. The Target Fund and the Survivor Fund shall have agreed on the number of full and fractional Survivor Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Target Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVOR FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the World Funds Trust, on behalf of the Target Fund, or World Funds Trust, on behalf of the Survivor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the World Funds Trust Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to World Funds Trust. Notwithstanding anything herein to the contrary, neither World Funds Trust, on behalf of the Survivor Fund, nor the World Funds Trust, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by World Funds Trust, on behalf of the Survivor Fund, or the World Funds Trust, on behalf of the Target Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Survivor Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of Practus, LLP, addressed to World Funds Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Practus, LLP of representations it shall request of the World Funds Trust. Notwithstanding anything herein to the contrary, World Funds Trust may not waive the condition set forth in this paragraph 8.5.

In addition, with respect to the Survivor Fund, World Funds Trust shall have received on the Closing Date an opinion from Practus, LLP, counsel to the Survivor Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points:

(a) World Funds Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, World Funds Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Survivor Fund has been duly established as a separate series of World Funds Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Survivor Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by World Funds Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of World Funds Trust under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of World Funds Trust, the Agreement has been duly executed and delivered by World Funds Trust. The Agreement constitutes a legal, valid and binding agreement of World Funds Trust, enforceable against World Funds Trust, in accordance with its terms.

(e) Assuming that a consideration of not less than the net asset value of the Survivor Fund Shares has been paid, the Survivor Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Survivor Fund has any statutory preemptive rights in respect thereof.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of World Funds Trust’ Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which World Funds Trust or the Survivor Fund is a party or by which it is bound.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by World Funds Trust and the Survivor Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be, in the opinion of Practus, LLP and with the consent of the Survivor Fund, appropriate to render the opinions expressed therein.

9. BROKERAGE FEES AND EXPENSES

9.1. World Funds Trust represent and warrant on behalf of the Survivor Fund and the Target Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses of the Reorganization will be paid by the Survivor Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Survivor Fund’s prospectus and the Target Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Survivor Fund or the Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the parties; provided, however, that following the meeting of the shareholders of the Target Fund called by the World Funds Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Survivor Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Attn: President

With a copy to:

Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, Kansas 66211

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the corporate property of the Survivor Fund, as the case may be, as provided in Declarations of Trust of the World Funds Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	World Funds Trust on behalf of the REMS Real Estate Income 50/50 Fund

Name:	/s/ David Bogaert
David Bogaert, President

World Funds Trust on behalf of the REMS Real Estate Value-Opportunity Fund

Name:	/s/ David Bogaert
David Bogaert, President

APPENDIX B

ADDITIONAL INFORMATION REGARDING THE FundS

HOW TO BUY SHARES

You may purchase shares of the Funds through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the “Distributor”) to sell shares of the Funds (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. There are no sales charges in connection with purchasing shares of the Funds. Financial Intermediaries who offer Fund shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different. The price you pay for a share of the Funds is the NAV next determined upon receipt of your purchase request by Commonwealth Fund Services, Inc. (the “Transfer Agent”), each Fund’s transfer and dividend disbursing agent, or your Financial Intermediary. The Funds will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Funds by the time the Funds price their shares on the following business day. The Funds are not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

Share Class Alternatives

Each Fund offers three different classes of shares (Institutional Shares, Platform Shares and Z Shares). The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and fees and may have different share prices and minimum investment requirements. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Small Account Balances

If the value of your account falls below the minimum account balance of $2,500, the Funds may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Minimum Investments

The minimum initial investment for Institutional Shares of the Funds is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; in amounts of $100 or more for Platform Shares; and in amounts of $5,000 or more for Z Shares. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Customer Identification Program

Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

➢	Name;

➢	Date of birth (for individuals);

➢	Residential or business street address (although post office boxes are still permitted for mailing); and

➢	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail

For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Funds. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Funds toll free at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Funds’ records. You will not have access to your shares until the Funds’ records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds’ management, such withdrawal is in the best interest of a Fund. An order to purchase Shares is not binding on, and may be rejected by, a Fund until it has been confirmed in writing by the Funds and payment has been received. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Funds in Proper Form (as defined below).

Other Purchase Information

You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting any broker authorized by the Distributor to sell shares of the Funds, by contacting the Funds toll free at (800) 673-0550 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Funds’ shares, depending on your arrangement.

Eligibility for Z Shares

You may generally open an account and purchase Z shares only through fee-based programs of investment dealers that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special arrangements with, the Distributor to offer Z Shares to self-directed investment brokerage accounts that may charge a transaction fee to investors, through certain registered investment advisers and through other intermediaries approved by the Distributor. These intermediaries typically charge on-going fees to investors for services they provide. Intermediary fees are not paid by the Funds and are paid by investors and normally range from 0.08% to 0.10% of assets annually, depending on the services offered.

HOW TO SELL SHARES

You may redeem your shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Funds by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Funds typically expect to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Funds typically expect to mail the check within two business days; and (ii) for payment by wire or ACH, the Funds typically expect to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the Investment Company Act of 1940. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Funds will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, if the Fund determine that it would be detrimental to the best interest of the Funds’ remaining shareholders to make payment in cash, the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

A 2.00% redemption fee is deducted from the proceeds of the REMS Real Estate Income 50/50 Fund’s Institutional Shares and Platform Shares, if shares are redeemed less than ninety (90) days after purchase (including shares to be exchanged). However, the redemption fee will not be deducted from the proceeds of Shares exchanged into Z Shares. The Funds’ Board of Trustees has approved this redemption fee which is paid directly to the Fund and is intended to discourage market timing and to help defray the expenses to the Fund of short-term trading activities. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper form.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application for the account to permit the Funds to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire. There is no charge to shareholders for redemptions by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind

The Funds typically expect to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, and such payment would generally consist of a pro rata portion of the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election. The Fund’s methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared and paid quarterly. The Funds intend to distribute annually any net capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it may not be to your advantage to buy shares of the Funds shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check each Fund’s distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional shares of the Funds or receive them in cash. Any long-term capital gain the Funds distribute are taxable to you as long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Funds) will generally be taxable to you as ordinary income. Distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. Distributions attributable to dividends received by the Funds from a REIT do not qualify for qualified dividend income treatment. Each year (generally in the first several months of each year), you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gain and/or return of capital. To the extent this occurs, distributions paid by the Funds during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Funds must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Funds will file a 30-day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

When you sell shares of the Funds, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Funds for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Funds.

By law, the Funds must withhold 24% of your taxable distribution and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (the “IRS”); (3) have failed to provide the Funds with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

Possible Tax Law Changes. At the time that this prospectus is being prepared, the coronavirus (COVID-19) is affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each Fund’s shareholders’ Consolidated Form 1099’s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than each Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of the covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

Each Fund’s share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Funds have been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of each Fund’s investments and other assets attributable to the Fund’s Institutional, Platform, or Z Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Funds, the NAV of the various classes of the Funds may vary.

FAIR VALUE PRICING

Each Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges are valued at the last reported sale price. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of a Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Adviser of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The REMS Real Estate Income 50/50 Fund will assess a 2.00% redemption fee on Institutional Shares and Platform Shares of the Funds redeemed less than 90 days of purchase as a percentage of amount redeemed. However, the redemption fee will not be deducted from the proceeds of shares exchanged into Z Shares. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Funds reserve the right to change the terms and amount of this fee upon at least a 30-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Funds and if, as a result of this monitoring, the Funds believe that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Funds will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts may be limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan account, the Funds or their Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

GENERAL INFORMATION

Signature Guarantees

To help protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege

To the extent that the Adviser manages other Funds in the Trust, you may exchange all or a portion of your shares in the Funds for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. As of the date of this Prospectus, the Adviser manages three Funds in the Trust.

Note that Institutional Shares and Platform Shares of a Fund may be exchanged into Z Shares of that Fund or another Fund so long as the eligibility requirements of Z Shares are met.

Frequent Trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Funds would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Funds’ assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General

The Funds will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Distribution Arrangements

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Funds’ distributor. Investment professionals who offer Institutional Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1 Fees

The Board has adopted a Distribution Plan for each Fund’s Platform Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of the Platform Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 0.25% for expenses of the Platform Shares. With respect to Platform Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Platform Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The 12b-1 Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and therefore may be used to pay for certain expenditures related to financing distribution related activities of the Funds.

Shareholder Services Plan

Each of the Funds has adopted a shareholder services plan with respect to its Institutional and Platform Shares. Under the shareholder services plan, each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with a Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

Payments to Financial Intermediaries

Certain financial intermediaries that maintain “street name” or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. For more information, please refer to the SAI.

APPENDIX C

FINANCIAL HIGHLIGHTS OF THE FUNDS

The following financial highlights are intended to help you understand the financial performance of each Fund for the past five years or, if shorter, the period of the operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the Target Fund and Survivor Fund for the periods presented (except for the period ended June 30, 2020) have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Target Fund’s and Survivor Fund’s financial statements, are included in the Target Fund’s and Survivor Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated herein by reference. The information for the period ended June 30, 2020 is derived from the Funds’ unaudited financial statements which are included in the Funds’ semi-annual shareholder report dated June 30, 2020 and is incorporated herein by reference.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class Shares

	Years Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.74		$12.76		$15.17		$16.01		$17.79
Investment activities
Net investment income (loss) (1)	0.15		0.12		0.21		0.14		0.11
Net realized and unrealized gain (loss) on investments	3.24		(1.85)		(0.37)		1.44		(0.27)

Total from investment activities	3.39		(1.73)		(0.16)		1.58		(0.16)
Distributions
Net investment income	(0.15)		(0.12)		(0.21)		(0.15)		(0.11)
Realized gains	(0.15)		(0.06)		(2.04)		(2.27)		(1.51)
Return of capital	(0.04)		(0.11)		—		—		—
Total distributions	(0.34)		(0.29)		(2.25)		(2.42)		(1.62)

Net asset value, end of year	$13.79		$10.74		$12.76		$15.17		$16.01

Total Return	31.87%		(13.78%)		(1.28%)		9.89%		(0.95%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.36	%(B)	1.49	%(B)	1.41	%(B)	1.40	%(B)	1.41	%(B)
Expenses, net of management fee waivers and reimbursements	1.09	%(C)	1.42	%(C)	1.37	%(C)	1.39	%(C)	1.41	%(C)
Net investment income	1.16%		0.97%		1.41%		0.86%		0.63%
Portfolio turnover rate	40.00%		37.85%		43.77%		34.05%		50.77%
Net assets, end of year (000’s)	$56,725		$61,438		$130,210		$259,803		$356,188

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.35%, 1.32%, 1.41%, 1.40% and 1.41%, for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.09%, 1.25%, 1.25%, 1.25% and 1.36%, for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Platform Class Shares

	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.62		$12.61		$15.01		$15.86		$17.64
Investment activities
Net investment income (loss) (1)	0.11		0.06		0.17		0.10		0.07
Net realized and unrealized gain (loss) on investments	3.21		(1.80)		(0.36)		1.42		(0.27)

Total from investment activities	3.32		(1.74)		(0.19)		1.52		(0.20)
Distributions
Net investment income	(0.10)		(0.08)		(0.17)		(0.10)		(0.07)
Realized gains	(0.15)		(0.06)		(2.04)		(2.27)		(1.51)
Return of capital	(0.04)		(0.11)		—		—		—
Total distributions	(0.29)		(0.25)		(2.21)		(2.37)		(1.58)
Redemption Fees (1)	—	(2)	—		—		—		—

Net asset value, end of year	$13.65		$10.62		$12.61		$15.01		$15.86

Total Return	31.53%		(13.97%)		(1.49%)		9.62%		(1.22%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.79	%(B)	1.91	%(B)	1.70	%(B)	1.65	%(B)	1.66	%(B)
Expenses, net of management fee waivers and reimbursements	1.34	%(C)	1.67	%(C)	1.62	%(C)	1.64	%(C)	1.66	%(C)
Net investment income	0.90%		0.51%		1.20%		0.61%		0.38%
Portfolio turnover rate	40.00%		37.85%		43.77%		34.05%		50.77%
Net assets, end of year (000’s)	$7,193		$7,451		$14,064		$25,074		$36,871

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.78%, 1.74%, 1.70%, 1.65% and 1.66% for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.33%, 1.50%, 1.50%, 1.50% and 1.61% for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class Shares
	Six months ended
	June 30, 2020		Years Ended December 31,
	(unaudited)		2019		2018		2017		2016		2015
Net asset value, beginning of period	$13.79		$10.74		$12.76		$15.17		$16.01		$17.79
Investment activities
Net investment income (loss) (1)	0.16		0.15		0.12		0.21		0.14		0.11
Net realized and unrealized gain (loss) on investments	(3.17)		3.24		(1.85)		(0.37)		1.44		(0.27)

Total from investment activities	(3.01)		3.39		(1.73)		(0.16)		1.58		(0.16)
Distributions
Net investment income	(0.16)		(0.15)		(0.12)		(0.21)		(0.15)		(0.11)
Realized gains	—		(0.15)		(0.06)		(2.04)		(2.27)		(1.51)
Return of capital	—		(0.04)		(0.11)		—		—		—
Total distributions	(0.16)		(0.34)		(0.29)		(2.25)		(2.42)		(1.62)

Net asset value, end of period	$10.62		$13.79		$10.74		$12.76		$15.17		$16.01

Total Return	(21.80	%)**	31.87%		(13.78%)		(1.28%)		9.89%		(0.95%)
Ratios/Supplemental Data
Ratio to average net assets Expenses, gross (A)	1.48	%*	1.36	%(B)	1.49	%(B)	1.41	%(B)	1.40	%(B)	1.41	%(B)
Expenses, net of management fee waivers and reimbursements	1.00	%*	1.09	%(C)	1.42	%(C)	1.37	%(C)	1.39	%(C)	1.41	%(C)
Net investment income	2.87	%*	1.16%		0.97%		1.41%		0.86%		0.63%
Portfolio turnover rate	24.16	%**	40.00%		37.85%		43.77%		34.05%		50.77%
Net assets, end of period (000’s)	$37,072		$56,725		$61,438		$130,210		$259,803		$356,188

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.35%, 1.32%, 1.41%, 1.40% and 1.41%, for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.09%, 1.25%, 1.25%, 1.25% and 1.36% for the years ended December 31, 2019 through December 31, 2015, respectively.

*Annualized

** Not annualized

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Platform Class Shares
	Six months ended
	June 30, 2020		Years ended December 31,
	(unaudited)		2019		2018		2017		2016		2015
Net asset value, beginning of period	$13.65		$10.62		$12.61		$15.01		$15.86		$17.64
Investment activities
Net investment income (loss) (1)	0.15		0.11		0.06		0.17		0.10		0.07
Net realized and unrealized gain (loss) on investments	(3.15)		3.21		(1.80)		(0.36)		1.42		(0.27)

Total from investment activities	(3.00)		3.32		(1.74)		(0.19)		1.52		(0.20)
Distributions
Net investment income	(0.14)		(0.10)		(0.08)		(0.17)		(0.10)		(0.07)
Realized gains	—		(0.15)		(0.06)		(2.04)		(2.27)		(1.51)
Return of capital	—		(0.04)		(0.11)		—		—		—
Total distributions	(0.14)		(0.29)		(0.25)		(2.21)		(2.37)		(1.58)
Redemption Fees (1)	—		—	(2)	—		—		—		—

Net asset value, end of period	$10.51		$13.65		$10.62		$12.61		$15.01		$15.86

Total Return	(21.98	%)**	31.53%		(13.97%)		(1.49%)		9.62%		(1.22%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.88	%*	1.79	%(B)	1.91	%(B)	1.70	%(B)	1.65	%(B)	1.66	%(B)
Expenses, net of management fee waivers and reimbursements	1.25	%*	1.34	%(C)	1.67	%(C)	1.62	%(C)	1.64	%(C)	1.66	%(C)
Net investment income	2.64	%*	0.90%		0.51%		1.20%		0.61%		0.38%
Portfolio turnover rate	24.16	%**	40.00%		37.85%		43.77%		34.05%		50.77%
Net assets, end of period (000’s)	$4,866		$7,193		$7,451		$14,064		$25,074		$36,871

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.78%, 1.74%, 1.70%, 1.65% and 1.66% for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.33%, 1.50%, 1.50%, 1.50% and 1.61% for the years ended December 31, 2019 through December 31, 2015, respectively.

*Annualized

** Not annualized

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class

	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.78		$12.40		$12.52		$13.02		$14.68
Investment activities
Net investment income (loss) (1)	0.40		0.41		0.45		0.69		0.43
Net realized and unrealized gain (loss) on investments	2.42		(1.51)		0.01		0.51		(0.04)
Total from investment activities	2.82		(1.10)		0.46		1.20		0.39
Distributions
Net investment income	(0.58)		(0.22)		(0.45)		(0.48)		(0.46)
Net realized gain	—		(0.30)		(0.13)		(1.22)		(1.59)
Return of capital	—		—		—		—		—
Total distributions	(0.58)		(0.52)		(0.58)		(1.70)		(2.05)
Redemption Fees (1)	—		—	(2)	—		—		—
Net asset value, end of year	$13.02		$10.78		$12.40		$12.52		$13.02

Total Return	26.61%		(9.06%)		3.73%		9.31%		2.69%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.11	%(B)	0.94	%(B)	0.81	%(B)	0.77	%(B)	0.84	%(B)
Expenses, net of management fee waivers and reimbursements	0.71	%(C)	0.77	%(C)	0.71	%(C)	0.71	%(C)	0.80	%(C)
Net investment income (loss)	3.26%		3.53%		3.57%		5.13%		2.99%
Portfolio turnover rate	19.70%		19.70%		36.06%		29.42%		26.89%
Net assets, end of year (000’s)	$40,233		$37,638		$69,391		$89,635		$101,451

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.02%, 0.87%, 0.81%, 0.77% and 0.84% for the years ended December 31, 2019, through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 0.63%, 0.70%, 0.95%, 0.95% and 1.05% for the years ended December 31, 2019, through December 31, 2015, respectively.

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Platform Class
	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.64		$12.24		$12.38		$12.89		$14.55
Investment activities
Net investment income (loss) (1)	0.37		0.30		0.41		0.65		0.39
Net realized and unrealized gain (loss) on investments	2.40		(1.41)		(0.01)		0.51		(0.04)
Total from investment activities	2.77		(1.11)		0.40		1.16		0.35
Distributions
Net investment income	(0.55)		(0.19)		(0.41)		(0.45)		(0.42)
Net realized gain	—		(0.30)		(0.13)		(1.22)		(1.59)
Return of capital	—		—		—		—		—
Total distributions	(0.55)		(0.49)		(0.54)		(1.67)		(2.01)
Net asset value, end of year	$12.86		$10.64		$12.24		$12.38		$12.89

Total Return	26.43%		(9.32%)		3.34%		9.05%		2.46%
Ratios/Supplemental Data
Ratio to average net assets

Expenses, gross (A)	1.45	%(B)	1.28	%(B)	1.06	%(B)	1.02	%(B)	1.09	%(B)
Expenses, net of management fee waivers and reimbursements	0.96	%(C)	1.04	%(C)	0.96	%(C)	0.96	%(C)	1.05	%(C)
Net investment income	3.05%		2.64%		3.37%		4.88%		2.74%
Portfolio turnover rate	19.70%		19.70%		36.06%		29.42%		26.89%
Net assets, end of year (000’s)	$2,210		$1,925		$2,382		$2,500		$2,479

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.37%, 1.20%, 1.06%, 1.02% and 1.09% for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 0.88%, 0.95%, 0.70%, 0.70% and 0.80% for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class
	Six months ended
	June 30, 2020		Years ended December 31,
	(unaudited)		2019		2018		2017		2016		2015
Net asset value, beginning of period	$13.02		$10.78		$12.40		$12.52		$13.02		$14.68
Investment activities
Net investment income (loss) (1)	0.29		0.40		0.41		0.45		0.69		0.43
Net realized and unrealized gain (loss) on investments	(3.03)		2.42		(1.51)		0.01		0.51		(0.04)
Total from investment activities	(2.74)		2.82		(1.10)		0.46		1.20		0.39
Distributions
Net investment income	(0.28)		(0.58)		(0.22)		(0.45)		(0.48)		(0.46)
Net realized gain	—		—		(0.30)		(0.13)		(1.22)		(1.59)
Return of capital	—		—		—		—		—		—
Total distributions	(0.28)		(0.58)		(0.52)		(0.58)		(1.70)		(2.05)
Redemption Fees (1)	—		—		—	(2)	—		—		—
Net asset value, end of period	$10.00		$13.02		$10.78		$12.40		$12.52		$13.02

Total Return	(21.04	%)**	26.61%		(9.06%)		3.73%		9.31%		2.69%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.13	%*	1.11	%(B)	0.94	%(B)	0.81	%(B)	0.77	%(B)	0.84	%(B)
Expenses, net of management fee waivers and reimbursements	0.60	%*	0.71	%(C)	0.77	%(C)	0.71	%(C)	0.71	%(C)	0.80	%(C)
Net investment income (loss)	5.46	%*	3.26%		3.53%		3.57%		5.13%		2.99%
Portfolio turnover rate	15.32	%**	19.70%		19.70%		36.06%		29.42%		26.89%
Net assets, end of period (000’s)	$31,865		$40,233		$37,638		$69,391		$89,635		$101,451

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.02%, 0.87%, 0.81%, 0.77% and 0.84% for the years ended December 31, 2019, through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 0.63%, 0.70%, 0.95%, 0.95% and 1.05% for the years ended December 31, 2019 through December 31, 2015, respectively.

* Annualized

** Not annualized

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Platform Class
	Six months ended June 30, 2020		Years ended December 31,
	(unaudited)		2019		2018		2017		2016		2015*
Net asset value, beginning of period	$12.86		$10.64		$12.24		$12.38		$12.89		$14.55
Investment activities
Net investment income (loss) (1)	0.29		0.37		0.30		0.41		0.65		0.39
Net realized and unrealized gain (loss) on investments	(3.01)		2.40		(1.41)		(0.01)		0.51		(0.04)
Total from investment activities	(2.72)		2.77		(1.11)		0.40		1.16		0.35
Distributions
Net investment income	(0.27)		(0.55)		(0.19)		(0.41)		(0.45)		(0.42)
Net realized gain	—		—		(0.30)		(0.13)		(1.22)		(1.59)
Return of capital	—		—		—		—		—		—
Total distributions	(0.27)		(0.55)		(0.49)		(0.54)		(1.67)		(2.01)
Net asset value, end of period	$9.87		$12.86		$10.64		$12.24		$12.38		$12.89

Total Return	(21.15	%)**	26.43%		(9.32%)		3.34%		9.05%		2.46%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.38	%*	1.45	%(B)	1.28	%(B)	1.06	%(B)	1.02	%(B)	1.09	%(B)[A](B)***
Expenses, net of management fee waivers and reimbursements	0.85	%*	0.96	%(C)	1.04	%(C)	0.96	%(C)	0.96	%(C)	1.05	%(C)[A](B)***
Net investment income	5.30	%*	3.05%		2.64%		3.37%		4.88%		2.74	%[A]***
Portfolio turnover rate	15.32	%**	19.70%		19.70%		36.06%		29.42%		26.89%
Net assets, end of period (000’s)	$1,969		$2,210		$1,925		$2,382		$2,500		$2,479

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.38%, 1.20%, 1.06%, 1.02% and 1.09% for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 0.88%, 0.95%, 0.70%, 0.70% and 0.80% for the years ended December 31, 2019 through December 31, 2015, respectively.

*Annualized

** Not annualized

APPENDIX D – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Target Fund as of October 21, 2020. As of October 21, 2020, the Trustees and Officers of the Trust did not own shares of the Fund.

Target Fund

Name and Address of Principal Holder	Shares	Percentage Owned of Record
RBC Capital Markets, LCC Mutual Fund Omnibus Processing 510 Marquette Ave S. Minneapolis, MN 55402	706,025	24.9%
Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	368,953	13.0%
J.P. Morgan Securities, LLC 4 Chase Metrotech Center Brooklyn, NY 11245	176,622	6.2%
SEI Private Trust Company c/o Trustmark One Freedom Valley Drive Oaks, PA 19456	460,281	16.2%

D-1

PART B

World Funds Trust

Statement of Additional Information

November 10, 2020

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:

REMS Real Estate Income 50/50 Fund

INSTITUTIONAL SHARES (Ticker: RREIX)

PLATFORM SHARES (Ticker: RREFX)

Z SHARES (Ticker: RREZX)

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

REMS Real Estate Value-Opportunity Fund

INSTITUTIONAL SHARES (Ticker: HLRRX)

PLATFORM SHARES (Ticker: HLPPX)

Z SHARES (Ticker: HLZZX)

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

This Statement of Additional Information of World Funds Trust (“SAI”) is available to the shareholders of REMS Real Estate Income 50/50 Fund (the “Target Fund”), a series of World Funds Trust, in connection with a proposed transaction whereby all of the assets and liabilities of the Target Fund will be transferred to the REMS Real Estate Value-Opportunity Fund (the “Survivor Fund”), together with the Target Fund, the “Funds,” each a “Fund”), a series of World Funds Trust, in exchange for shares of the Survivor Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The Semi-Annual Report dated June 30, 2020 for the Target Fund and the Survivor Fund.

2.	The Statement of Additional Information for the Target Fund and Survivor Fund dated May 1, 2020, as filed April 29, 2020 (File No: 811-22172) (Accession No. 0001387131-20-004275).

3.	The Financial Statements of the Target Fund and Survivor Fund included in the Annual Report dated December 31, 2019, as filed on March 10, 2020 (File No. 811-22172) (Accession No. 0001387131-20-002741).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated November 10, 2020, relating to the Reorganization of the Target Fund may be obtained, without charge, by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond Virginia 23235 or calling (800) 637-0550. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

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PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Target Fund will be transferred to Survivor Fund, in exchange for shares of Survivor Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of June 30, 2020. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

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REMS FUNDS

PRO-FORMA CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2020 (unaudited)

	Rems Real Estate Value Opportunity Fund	REMS Real Estate Income 50-50 Fund		adjustments	REMS Real Estate Value Opportunity Fund Pro Forma Combined
ASSETS
Investments at fair value	$41,516,914	$33,774,573			$75,291,487
Receivable for securities sold	351,628	83,130			434,758
Receivable for capital stock sold	5	8,776			8,781
Dividends and interest receivable	109,740	148,095			257,835
Due from advisor		13,625			13,625
Prepaid expenses	41,807	19,042			60,849
TOTAL ASSETS	42,020,094	34,047,241		0	76,067,335

LIABILITIES
Payable for securities purchased	50,243	177,402			227,645
Payable for capital stock redeemed	7,205	9,592			16,797
Accrued investment advisory fees	9,389	—			9,389
Accrued 12b-1 fees	—	7,444			7,444
Accrued administration and transfer agent	118	1,153			1,271
Other accrued expenses	14,749	18,255		60,000 [1]	93,004
TOTAL LIABILITIES	81,704	213,846		60,000	355,550
NET ASSETS	$41,938,390	$33,833,395		$(60,000)	$75,711,785
Net Assets Consist of:
Paid-in-capital	$47,119,913	$38,650,058			85,769,971
Distributable earnings (deficit)	(5,181,523)	(4,816,663)		(60,000)	(10,058,186)
Net Assets	$41,938,390	$33,833,395		$(60,000)	$75,711,785

NET ASSET VALUE PER SHARE
Institutional Class Shares:
Net Assets	$37,072,342	$31,864,857		$(53,038)[1]	$68,884,161
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	3,491,643	3,187,509		(192,884)	6,486,268
Net Asset Value and Offering Price Per Share	$10.62	$10.00	(A)		$10.62

Platform Class Shares:
Net Assets	$4,866,048	$1,968,538		$(6,962)[1]	$6,827,624
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	462,798	199,503		(12,670)	649,631
Net Asset Value and Offering Price Per Share	$10.51	$9.87	(A)		$10.51

*Identified cost of	$47,993,342	$36,145,258			$84,138,600

(A) Certain redemptions made within 90 days of purchase may include a 2% redemption fee.

[1] Adjustment reflects estimated merger costs to be incurred by the Combined Fund.

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REMS FUNDS
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the twelve months ended June 30, 2020 (unaudited)

	REMS Real Estate Value-Opportunity Fund	REMS Real Estate Income 50/50 Fund	adjustments	REMS Real Estate Value-Opportunity Fund Pro Forma Combined
INVESTMENT INCOME
Dividends	$2,071,277	$2,190,359		$4,261,636
Interest	8,926	2,457		11,383
Total investment income	2,080,203	2,192,816		4,273,019
EXPENSES
Investment advisory fees	512,309	171,667	171,667 [1]	855,643
12b-1 fees, Platform Class	16,335	5,228		21,563
Recordkeeping and administrative services	31,600	23,654	(6,400)[2]	48,854
Accounting fees	31,313	20,211	(13,000)[2]	38,524
Custodian fees	5,191	6,834	(500)[2]	11,525
Transfer agent fees	28,436	21,755	(20,000)[2]	30,191
Professional fees	44,691	26,265	(13,000)[2]	57,956
Filing and registration fees	52,888	31,120	(24,000)[2]	60,008
Trustee fees	5,826	4,220	(4,000)[2]	6,046
Compliance fees	7,442	5,748	(5,500)[2]	7,690
Shareholder reporting	19,327	23,190	(15,000)[2]	27,517
Shareholder servicing :
Institutional Class	31,320	41,992		73,312
Platform Class	18,470	3,413		21,883
Other	18,693	16,138	60,000 [3]	94,831
Total expenses	823,841	401,435	130,267	1,355,543
Management fee waivers and reimbursed expenses	(238,273)	(167,318)	108,577 [4]	(297,014)
Net expenses	585,568	234,117	238,844	1,058,529
Net investment income (loss)	1,494,635	1,958,699	(238,844)	3,214,490

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,656,190	(2,281,999)		374,191
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(12,456,192)	(5,054,780)		(17,510,972)
Net realized and unrealized gain (loss) on investments	(9,800,002)	(7,336,779)	0	(17,136,781)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(8,305,367)	$(5,378,080)	$(238,844)	$(13,922,291)

[1] Adjustment reflects the investment advisory fee of the REMS Value Fund.

[2] Adjustment reflects elimination of anticipated duplicative costs as a result of the reorganization.

[3] Adjustment reflects estimated merger costs to be incurred by the Combined Fund.

[4] Adjustment to fee waivers reflects the expense limitation of the REMS Value Fund.

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PRO FORMA REMS REAL ESTATE VALUE OPPORTUNITY FUND COMBINED
SCHEDULE OF INVESTMENTS
June 30, 2020 (unaudited)

	REMS Real Estate Value Opportunity Fund		REMS Real Estate Income 50-50 Fund		REMS Real Estate Value Opportunity Fund PRO-FORMA COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS

Diversified/Other
Alexander’s, Inc.			4,600	1,108,140	4,600	$1,108,140
Kennedy-Wilson Holdings, Inc.	120,000	1,826,400	57,300	872,106	177,300	2,698,506
Spirit Realty Capital, Inc.	24,100	840,126	24,200	843,612	48,300	1,683,738
VEREIT, Inc.	276,900	1,780,467	190,500	1,224,915	467,400	3,005,382
Howard Hughes Corp./The	33,000	1,714,350			33,000	1,714,350
iStar Inc.	118,700	1,462,384			118,700	1,462,384
Mack-Cali Realty Corp.	83,200	1,272,128			83,200	1,272,128
		8,895,855		4,048,773		12,944,628
Healthcare
HEALTHCARE TRUST OF AMERICA	60,200	1,596,504	44,500	1,180,140	104,700	2,776,644
Healthpeak Properties, Inc.	79,700	2,196,532	53,600	1,477,216	133,300	3,673,748
		3,793,036		2,657,356		6,450,392
Hotel
HERSHA TRUST	175,789	1,012,545			175,789	1,012,545
MGM Resorts International	74,700	1,254,960			74,700	1,254,960
Pebblebrook Hotel Trust	63,200	863,312			63,200	863,312
		3,130,817		—		3,130,817
Office/Industrial
Brandywine Realty Trust	137,000	1,491,930	112,600	1,226,214	249,600	2,718,144
Cousins Properties Inc.	50,400	1,503,432			50,400	1,503,432
STAG Industrial, Inc.	65,600	1,923,392	55,600	1,630,192	121,200	3,553,584
WPT Industrial Real Estate Investment Trust	152,000	1,934,960	113,600	1,446,128	265,600	3,381,088
		6,853,714		4,302,534		11,156,248
Residential
American Homes 4 Rent Class A	55,800	1,501,020			55,800	1,501,020
CatchMark Timber Trust, Inc. Class A	149,700	1,324,845	121,800	1,077,930	271,500	2,402,775
Century Communities, Inc.	59,303	1,818,230			59,303	1,818,230
Forestar Group Inc.	94,136	1,419,571			94,136	1,419,571
Independence Realty Trust, Inc.	83,800	962,862	70,000	804,300	153,800	1,767,162
		7,026,528		1,882,230		8,908,758
Retail
Brixmor Property Group Inc.	83,300	1,067,906	67,500	865,350	150,800	1,933,256
Seritage Growth Properties Class A	29,300	334,020			29,300	334,020
Weingarten Realty Investors	82,600	1,563,618	55,200	1,044,936	137,800	2,608,554
		2,965,544		1,910,286		4,875,830

TOTAL COMMON STOCKS		32,665,494		14,801,179		47,466,673

PREFERRED STOCKS

Convertible Preferred
Lexington Realty Trust, Series C, 6.500%			7,400	399,230	7,400	399,230
RPT Realty, Series D, 7.250%			21,800	734,660	21,800	734,660
		—		1,133,890		1,133,890
Diversified/Other
Colony Capital, Inc., Series G, 7.500%			22,200	377,400	22,200	377,400
Digital Realty Trust, Inc., Series C, 6.625%			6,742	174,011	6,742	174,011
Digital Realty Trust, Inc., Series G, 5.875%			25,200	634,284	25,200	634,284
Global Net Lease, Inc., Series A, 7.250%			23,300	566,423	23,300	566,423
Global Net Lease, Inc., Series B, 6.875%			8,000	183,601	8,000	183,601
iStar Inc., Series D, 8.000%			14,400	361,440	14,400	361,440
iStar Inc., Series I, 7.500%	35,563	869,160	30,100	735,644	65,663	1,604,804
National Storage Affiliates Trust, Series A, 6.000%			24,300	622,323	24,300	622,323
Spirit Realty Capital, Inc., Series A, 6.000%			28,700	698,271	28,700	698,271
VEREIT, Inc., Series F, 6.700%	17,000	425,340	33,689	842,899	50,689	1,268,239
VORNADO REALTY TRUST, SERIES K	16,285	370,647			16,285	370,647
Vornado Realty Trust, Series L, 5.400%			35,000	773,850	35,000	773,850
		1,665,146		5,970,146		7,635,292
Hotel
Hersha Hospitality Trust, Series C, 6.875%			20,400	238,170	20,400	238,170
Hersha Hospitality Trust, Series D, 6.500%			12,761	144,838	12,761	144,838
RLJ Lodging Trust, Series A, 1.950%	22,300	489,262	14,600	320,324	36,900	809,586
Sunstone Hotel Investors, Inc., Series F, 6.450%			15,900	387,165	15,900	387,165
		489,262		1,090,497		1,579,759
Industrial
Monmouth Real Estate Investment Corp., Series C, 6.125%			32,300	789,735	32,300	789,735
PS Business Parks, Inc., Series Z, 4.875%			28,100	670,185	28,100	670,185
Rexford Industrial Realty, Inc., Series A, 5.875%			21,700	547,838	21,700	547,838
Rexford Industrial Realty, Inc., Series B, 5.875%			8,000	204,640	8,000	204,640
		—		2,212,398		2,212,398
Mortgage REIT
Annaly Capital Management, Inc., Series D, 7.500%			14,800	354,016	14,800	354,016
Annaly Capital Management, Inc., Series I, 6.750%			15,900	336,126	15,900	336,126
Colony Capital, Inc., Series H, 7.125%	53,087	824,972			53,087	824,972
		824,972		690,142		1,515,114
Office
Boston Properties, Inc., Series B, 5.250%			15,200	380,456	15,200	380,456
City Office REIT, Inc., Series A, 6.625%			25,200	596,484	25,200	596,484
SL Green Realty Corp., Series I, 6.500%			33,800	843,310	33,800	843,310
		—		1,820,250		1,820,250
Residential
American Homes 4 Rent, Series D, 6.500%			20,800	529,360	20,800	529,360
Investors Real Estate Trust, Series C, 6.625%			18,928	488,153	18,928	488,153
UMH Properties, Inc., Series B, 8.000%			18,000	451,260	18,000	451,260
UMH Properties, Inc., Series C, 6.750%			10,200	241,230	10,200	241,230
		—		1,710,003		1,710,003
Retail
Brookfield Property REIT, Inc., Series A, 6.375%			14,900	229,758	14,900	229,758
Saul Centers, Inc., Series E, 6.000%			20,500	458,995	20,500	458,995
SITE Centers Corp., Series K, 6.250%			16,600	374,164	16,600	374,164
Taubman Centers, Inc., Series K, 6.250%			21,300	459,015	21,300	459,015
Urstadt Biddle Properties Inc., Series K, 5.875%			16,200	323,190	16,200	323,190
		—		1,845,122		1,845,122

TOTAL PREFERRED STOCKS		2,979,380		16,472,448		19,451,828

EXCHANGE TRADED FUNDS
Real Estate Select Sector SPDR Fund	47,600	1,656,956			47,600	1,656,956
Vanguard Real Estate ETF	18,600	1,460,658			18,600	1,460,658
		3,117,614		—		3,117,614

TOTAL EXCHANGE TRADED FUNDS		3,117,614		—		3,117,614

MONEY MARKET FUND
Money Market Fiduciary, 0.0027%	2,754,426	2,754,426	2,500,946	2,500,946	5,255,372	5,255,373

TOTAL MONEY MARKET FUND		2,754,426		2,500,946		5,255,373

TOTAL INVESTMENTS		41,516,914		33,774,573		75,291,487
Other assets, net of liabilities		421,476		58,822	(60,000)	420,298
NET ASSETS - 100.00%		$41,938,390		$33,833,395	$(60,000)	$75,711,785

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Note 1 — Reorganization and Significant Accounting Policies

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on June 30, 2020.

Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The Target Fund Institutional Class shareholders and Platform Class shareholders would have received 3,000,457 and 187,301 of Institutional and Platform shares, respectively, of the Survivor Fund had the Reorganization occurred on June 30, 2020.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund
	Net Assets	As of Date
REMS Real Estate Income 50-50 Fund (Target Fund)	$33,833,395	June 30, 2020
REMS Real Estate Value-Opportunity Fund (Survivor Fund)	$41,878,390	June 30, 2020
REMS Real Estate Value-Opportunity Fund (Pro Forma Combined Fund)	$75,711,785	June 30, 2020

Accounting Estimates

In preparing financial statements in accordance with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 — Pro Forma Expense Adjustments and Reorganization Costs

The Pro Forma Combined Fund financial information reflects adjustments made to annual expenses as if the Reorganization had taken place on June 30, 2020. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. No significant pro forma effects are expected to result from the Reorganization. The costs of the Reorganization will be borne by the Survivor Fund and the estimated cost is approximately $60,000.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

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Note 3 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 4 — Capital Loss Carryforwards

The Target Fund had a capital loss carryforward of $202,344 as of June 30, 2020, which can be carried forward indefinitely and will retain the character of short-term. The Survivor Fund had no capital loss carryforward as of June 30, 2020.

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